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                                                                    EXHIBIT 99.1




                             JOINT FILING STATEMENT


         Each of the undersigned agrees that (i) the statement on Schedule 13D relating to the common stock, par value $.01 per share, of Walden Residential Properties, Inc. has been adopted and filed on behalf of each of them, (ii) all future amendments to such statement on Schedule 13D will, unless written notice to the contrary is delivered as described below, be jointly filed on behalf of each of them, and (iii) the provisions of Rule 13d-1(f)(1) under the Securities Exchange Act of 1934 apply to each of them. This agreement may be terminated with respect to the obligations to jointly file future amendments to such statement on Schedule 13D as to any of the undersigned upon such person giving written notice thereof to each of the other persons signatory hereto, at the principal office thereof.


Dated: August 18, 1999                OLY FUND II, LLC


                                      By: /s/  HAL R. HALL
                                         ---------------------------------------
                                               Hal R. Hall
                                         ---------------------------------------
                                               Vice President
                                         ---------------------------------------



Dated: August 18, 1999                OLY REP II, L.P.
                                      By:      Oly Fund II, LLC,
                                               its general partner


                                      By: /s/  HAL R. HALL
                                         ---------------------------------------
                                               Hal R. Hall
                                         ---------------------------------------
                                               Vice President
                                         ---------------------------------------



Dated: August 18, 1999                OLY REAL ESTATE PARTNERS II, L.P.
                                      By:      Oly REP II, L.P
                                               its general partner

                                      By:      Oly Fund II, LLC,
                                               its general partner


Dated: August 18, 1999                By: /s/  HAL R. HALL
                                         ---------------------------------------
                                               Hal R. Hall
                                         ---------------------------------------
                                               Vice President
                                         ---------------------------------------




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Dated: August 18, 1999                OLY TEXAS GP II, LLC


                                      By:   /s/ HAL R. HALL
                                         ---------------------------------------
                                           Hal R. Hall
                                         ---------------------------------------
                                           Vice President
                                         ---------------------------------------


Dated: August 18, 1999                OLY HIGHTOP, L.P.
                                      By:      Oly Texas GP II, LLC,
                                               its general partner


                                      By:   /s/ HAL R. HALL
                                         ---------------------------------------
                                           Hal R. Hall
                                         ---------------------------------------
                                           Vice President
                                         ---------------------------------------


Dated: August 18, 1999                OLY HIGHTOP, LLC
                                      By:      Oly Hightop, L.P.,
                                               its sole member

                                      By:      Oly Texas GP II, LLC,
                                               its general partner


                                      By:   /s/ HAL R. HALL
                                         ---------------------------------------
                                           Hal R. Hall
                                         ---------------------------------------
                                           Vice President
                                         ---------------------------------------



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